OFFICE BUILDING LEASE
                             FUNDAMENTAL PROVISIONS



Landlord:         Southport Land & Commercial Company, Inc.


Tenant:           North Valley Bank, a California Corporation


Suite:            Suite A located at 101 North State Street, Ukiah, California,
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an approximately 2,450 Net Rentable square foot office suite. (1.1)
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Use:              General Office Use                        (5.1)
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Lease Term:       Three years with two three-year options to renew      (2.1)
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Commencement
Date:             2/1/05, with prior occupancy upon execution of lease
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                  agreement, for the purpose of making Tenant Improvements (2.1)
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Base Rent:        $2800.00 per month                     (3.1)
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Security
Deposit:          NONE                                   (4.0)
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                              OFFICE BUILDING LEASE

THIS LEASE is made and entered into this 3rd day of November, 2004, by and between Southport Land & Commercial Company, Inc., (hereinafter "Landlord") and North Valley Bank, a California Corporation (hereinafter "Tenant").

1.    PREMISES

1.1 Description. Landlord hereby leases to Tenant and Tenant hereby rents from Landlord the Premises (hereinafter "Premises") shown on Exhibit A (attached) containing approximately 2,450 net rentable square feet known as Suite A, located at 101 North State Street, Ukiah, California. (hereinafter "Building").

2.    TERM

Term. The term of this Lease shall be for three (3) years and zero (0) days commencing February 1, 2005 and ending on January 31, 2008 unless sooner terminated pursuant to this Lease. Tenant shall have prior possession upon execution of this lease. Rent shall not commence until February 1, 2005. Tenant shall provide Landlord with written notice at least 90 days in advance of the lease expiration (or expiration of subsequent option periods) of Tenant's intention to exercise each of Tenant's Three-Year Options to Renew lease. Rental rate for the second and third years of the lease as well as for each of the option years shall be determined as stated in section 3.1.

2.2 Delay of Commencement. Tenant agrees that in the event of the inability of Landlord for any reason to deliver possession of the Premises to Tenant on the commencement date set forth in Section 2.1, Landlord shall not be liable for any damage thereby nor shall such inability affect the validity of this Lease or the obligations of Tenant hereunder, but in such case Tenant shall not be obligated to pay rent or other monetary sums until possession of the Premises is tendered to Tenant. For any delay in delivery of possession of the Premises, the expiration date of the term of the lease shall be extended by the period of time computed from the scheduled commencement date to the date possession is tendered. In the event Landlord shall not have delivered possession of the Premises within six (6) months from the scheduled commencement date, then Tenant at its option, to be exercised within thirty (30) days after the end of said six
      (6) month period, may terminate this Lease and upon Landlord's return of any monies previously deposited by Tenant, the parties shall have no further rights or liabilities toward each other.

2.3 Acknowledgment of Commencement Date. In the event the commencement date of the term of the Lease is other than as provided in Section 2.1, then Landlord and Tenant shall execute a written acknowledgment of the date of commencement and shall attach it to the Lease as Exhibit C.

3.    RENT

3.1 Base Rent. Tenant shall pay Landlord as rent for the Premises in advance on the first day of each calendar month of the term of this Lease without deduction, offset, prior notice or demand, in lawful money of the United States, the following sums: (Strike where inapplicable)

            (i) Beginning on the commencement date hereof and continuing until 1/31/06 the sum of $2800.00 per month;
            (ii) Each subsequent year including option years will have Annual Rental Adjustments using the increase in the SFO/Oakland/San Jose Consumer Price Index All Items Indexes, All Urban Consumers, with a minimum annual increase of 2% and a maximum annual increase of 5%.

If commencement date is not the first day of a month, or if the Lease termination day is not the last day of a month, a pro-rated monthly installment shall be paid at the then current rate for the fractional month during which the Lease commences and/or terminates.

Concurrently with Tenant's execution of this Lease, Tenant shall pay to Landlord the sum of two thousand eight hundred dollars ($2800.00) as rent for the period of February, 2005 (Strike if inapplicable)

4.    SECURITY DEPOSIT

Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the sum of NONE ($0.00). Said sum shall be held by Landlord as a Security Deposit for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent and any of the monetary sums due herewith, Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any other amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said Deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefore, deposit cash with Landlord in an amount sufficient to

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restore the Security Deposit to its original amount; Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term and after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said Deposit to Landlord's successor in interest whereupon Tenant agrees to release Landlord from liability for the return of such Deposit or the accounting therefore.

5.    USE

5.1 Use. The Premises shall be used and occupied by Tenant for General Office Use and for no other purpose without prior written consent of Landlord, which shall not be unreasonably withheld.

5.2 Suitability. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises except as provided in this Lease. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time in satisfactory condition unless within fifteen (15) days after such date Tenant shall give Landlord written notice specifying in reasonable detail the respects in which the Premises or the Building were not in satisfactory condition.

5.3   Uses Prohibited.

      (a) Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing insurance rate or affect any fire or other insurance upon the Building or any of its contents (unless Tenant shall pay any increased premium as a result of such use or acts), or cause a cancellation of any insurance policy covering said Building or any part thereof or any of its contents, nor shall Tenant sell or Permit to be kept, used or sold in or about said Premises any articles which may be prohibited by a standard form policy of fire insurance.

      (b) Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance to be committed in or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

      (c) Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation or requirement of duly constituted public authorities now in force or which may hereafter be enacted or promulgated. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinance and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now hereafter constituted relating to or affecting the condition, use or occupancy of the Premises, excluding structural changes not relating to or affecting the condition, use or occupancy of the Premises, or not relating or afforded by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant had violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of the fact as between Landlord and Tenant.

6.    SERVICE AND UTILITIES

6.1 Landlord's Obligation. If Premises is not separately metered for any particular service or utility, with Tenant responsible for payment of the cost of gas and/or electric service and/or refuse service directly to the provider, then Landlord agrees to furnish to the Premises during reasonable hours of generally recognized business days, to be determined by Landlord, and subject to the Rules and Regulations of the Building, water, gas and electricity suitable for the intended use of the Premises, heat and air conditioning required in Landlord's judgment for the comfortable use and occupancy of the premises. In either case Landlord shall provide water service. If such areas exist in the building, Landlord shall also maintain and keep lighted the common stairs, entries and toilet rooms.

6.2   Tenant's Obligation.

      (a) Tenant shall furnish and pay for, prior to delinquency, all telephone and all other materials and services, not expressly required to be paid by the Landlord, which may be furnished to or used in, on or about the Premises during the term of this lease. Premises is ____x____ is not__________ separately metered for gas and electric service. Tenant shall pay for refuse, gas and electric service directly to provider. If Premises is not separately metered for any particular service or utility, and Landlord then determines that Tenant's utilization of any service or utility provided by

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            Landlord to the Premises is disproportionate to use of such utility or service by other occupants of the Building, Landlord reserves the right to require Tenant to obtain separate meter(s) and pay for such overutilized service or utilities. In the event Landlord exercises its right under this Paragraph to require separate metering of utilities or other services, such utilities or services as are separately metered will paid directly by Tenant to provider.

6.3   Tenant's Additional Requirements.

      (a) Tenant will not, without the written consent of Landlord, which shall not be unreasonably withheld, use any apparatus or device in the Premises, including but without limitation thereto, electronic data processing machines, and machines using current in excess of 110 volts, which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises as general office space; nor connect with electric current, except through existing electrical outlets in the Premises, or water pipes, any apparatus or device, for the purposes of using electric current or water.

      (b) If tenant shall require water or electric current in excess of that usually furnished or supplied for use of the Premises as general office space, Tenant shall first procure the consent of Landlord for the use thereof, which consent Landlord may refuse and Landlord may cause a water meter or electric current meter to be installed in the Premises, so as to measure the amount of water and electric current consumed for any such other use. The cost of such meters and of installation, maintenance and repair thereof shall be paid for by Tenant and Tenant agrees to pay Landlord promptly upon demand by Landlord for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the City in which the building is located or the public utility, as the case may be, furnishing the same, plus any additional expense incurred in keeping account of the water and electric current consumed.

      (c) Whenever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord.

6.4 Non-Liability. Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accidents, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing.

7.    MAINTENANCE AND REPAIRS; ALTERATIONS AND ADDITIONS

7.1   Maintenance and Repairs.

      (a) Landlord's Obligation. Landlord shall maintain in good condition the Building and all other portions of the Premises not the obligation of Tenant or any other tenant in the Building.

      (b)   Tenant's Obligation.

            (i) Tenant at Tenant's sole cost and expense, except for services furnished by Landlord pursuant to Section 6 hereof, shall maintain the Premises in good condition including the interior surfaces of the ceilings, walls and floors, all doors, interior windows, exterior windows at or below street level, all plumbing, wiring, switches, fixtures and special items in excess of building standard furnishings, and equipment installed by or at the expense of Tenant. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair.

            (ii) Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises in the same condition as received, ordinary wear and tear resulting from use of the Premises for office purposes for normal business hours (average of 40 hours per week) and damage by fire, earthquake, act of God or the elements alone excepted, and shall promptly remove or cause to be removed at Tenant's expense from the Premises, and the Building any signs, notices and displays placed thereon by Tenant.

            (iii) Tenant agrees to repair any damage to the Premises or the
                  Building caused by or in connection with the removal of any articles of personal property, business or trade fixtures, or any improvement to the Premises made by Tenant, including without limitation thereto, repairing the floor and patching and painting the walls where required by Landlord to Landlord's reasonable satisfaction, all at Tenant's sole cost and expense. Tenant shall indemnify the Landlord against any loss or liability resulting from delay by Tenant in surrendering the Premises, including without limitation any claims made by any succeeding tenant founded on such delay.

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            (iv)  In the event Tenant fails to maintain the Premises in good condition, Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises. In the event Tenant fails to promptly commence such work and diligently prosecute it to completion, then Landlord shall have the right to do such acts at the expense of Tenant. Any amount expended by Landlord shall be paid by Tenant promptly after demand with interest at ten percent (10%) per annum from the date of such work. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant as a result of performing any such work.

      (c) Compliance with Law. Landlord and Tenant shall each do all acts required to comply with all applicable laws, ordinances, regulations and rules of any public authority relating to their respective maintenance obligations as set forth herein. Landlord is responsible to comply with Americans With Disabilities Act for interior and exterior common areas; Tenant is responsible for compliance within Tenant's exclusive space. If at any time during the lease Tenant is required to provide Handicap Access to front door, Landlord shall provide said alteration up to a cost of $2000.00.

7.2   Alterations and Additions.

      (a) Tenant shall make no alterations, additions or improvements to the Premises or any part thereof without obtaining the prior written consent of Landlord, which shall not be unreasonably withheld. Tenant shall at Tenant's sole cost prepare the premises for occupancy as detailed in Addendum marked Exhibit "C". Tenant agrees to accept the Premises per Exhibit "A". Landlord agrees to reimburse Tenant up to $12,250 as a tenant improvement allowance. Said allowance shall be due and payable to Tenant within fourteen (l4) days after the following conditions have been met:

                  1) Tenant is open for business with the public in the entire Premises and has paid the first month's rent due in advance and security deposit, if any.
                  2) Tenant has furnished to Landlord affidavits, lien waivers and paid receipts for physical improvements performed within and for the Premises. This support provided to Landlord should be reasonably satisfactory in establishing payment in full for all labor and materials, which may form a predicate for a claim of lien against the Premises. The actual amount of the reimbursement will be up to $12,250.
                  3) A certificate of occupancy (or an equivalent) from the governmental authority having jurisdiction has been delivered to Landlord.
                  4) Landlord has received a certificate of insurance as required by Section 11.
                  5) Receipt by Landlord of evidence that Tenant has paid its utility deposits.
                  6) Receipt by Landlord of Tenant's As Built plans if any structural changes are made.

      (b) Landlord shall perform the following improvements at Landlord's sole cost:

                  1) Landlord shall clean and/or paint exterior walls as needed.
                  2) Connect Suite A's electric service and HVAC equipment to "Adjacent Room".

      (c) Landlord may impose as a condition of the aforesaid consent such requirements as Landlord may deem necessary in its reasonable discretion, including without limitation thereto, the manner in which the work is done, a right of approval of the contractor by whom the work is to be performed, the times during which it is to be accomplished, and the requirement that upon written request of Landlord prior to the expiration or earlier termination of the Lease, Tenant will remove any and all permanent improvements or additions to the Premises installed at Tenant's expense and all movable partitions, counters, personal property, equipment, fixtures and furniture.

      (d) All such alterations, additions or improvements shall at the expiration or earlier termination of the Lease become the property of Landlord and remain upon and be surrendered with the Premises, unless specified pursuant to Section 7.2 (b) above.

      (e) All articles of personal property and all business and trade fixtures, machinery and equipment, cabinetwork, furniture and moveable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the Lease term when Tenant is not in default hereunder.

      (f) Tenant at lease termination, at Tenant's expense, shall, at option of Landlord, remove all Tenant Improvements so that space becomes a "plain vanilla shell".

8.    ENTRY BY LANDLORD

Landlord reserves and shall at any and all times have the right to enter the Premises to inspect the same, subject to reasonable notice to Tenant, and employees of Tenant must be present at time of entry, to supply any service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of nonresponsibility and "for lease" signs, and to alter, improve or repair the Premises and any portion of the Building without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to

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be performed, always providing the entrance to the Premises shall not be blocked thereby, and further providing that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

9.    LIENS

Tenant shall keep the Premises and any building of which the Premises are a part free from any liens arising out of work performed, materials furnished, or obligations incurred by Tenant and shall indemnify, hold harmless and defend Landlord from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Tenant. In the event that Tenant shall not, within twenty (20) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies, provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith including attorneys' fees and costs shall be payable to Landlord by Tenant on demand with interest at the rate of ten percent (10%) per annum. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord and the Premises, and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give to Landlord at least ten (10) business days prior written notice of the expected date of commencement of any work relating to alterations or additions to the Premises.

10.   INDEMNITY

10.1 Indemnity. Tenant shall indemnify and hold Landlord harmless from and defend Landlord against any and all claims of liability for any injury or damage to any person or property whatsoever except where caused by the negligent and/or willful misconduct of Landlord or Landlord's agents; (1) occurring in, or about the Premises or any part thereof, and (2) occurring in, on or about any facilities (including, without prejudice to the generality of the term "facilities", elevators, stairways, passageways, hallways, and parking areas), the use of which Tenant may have in conjunction with other tenants of the Building, when such injury or damage is caused in part or in whole by the act, negligence, fault or omission of any duty with respect to the same by Tenant, its agents, contractors, employees or invitees. Tenant shall further indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, or any of its agents, contractors, employees and from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. In case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonable satisfactory to Landlord, provided, however, that Tenant shall not be liable for damage or injury occasioned by the negligence or intentional acts of Landlord and its designated agents or employees unless covered by insurance Tenant is required to provide.

      Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause and Tenant hereby waives all claims in respect thereof against Landlord, except where caused by the negligent and/or willful misconduct of Landlord or Landlord's agents.

10.2 Exemption of Landlord from Liability. Landlord shall not be liable for injury or damage which maybe sustained by the person, good, wares, merchandise or property of Tenant, its employees, invitees or customers, or any other person in or about the Premises cause by or resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same whether the damage or injury results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant of the Building.

11.   INSURANCE

11.1 Coverage. Tenant shall, at all times during the term of this Lease, and at its own cost and expense procure and continue in force the following insurance coverage:

      (a) Bodily Injury and Property Damage Liability Insurance with a combined single limit for bodily injury and property damage of not less than $1,000,000.

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      (b)   Fire and Extended Coverage Insurance, including vandalism and malicious mischief coverage, in an amount equal to the full replacement value of all fixtures, furniture and improvements install by or at the expense of Tenant.

11.2 Insurance Policies. The aforementioned minimum limits of policies shall in no event limit the liability of Tenant hereunder. The aforementioned insurance shall name Landlord as an additional insured. Said insurance shall be with companies having rating of not less than A+ in "Best's Insurance Guide". Tenant shall furnish from the insurance companies or cause the insurance companies to furnish certificates of coverage. No such policy shall be cancelable or subject to reduction of coverage or other modification or cancellation except after thirty (30) days prior written notice to Landlord by the insurer. All such policies shall be written as primary policies, not contributing with and not in excess of the coverage which Landlord may carry. Tenant shall, at least twenty (20) days prior to the expiration of such policies, furnish Landlord with renewals or binders. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge Tenant the premiums together with a twenty-five percent (25%) handling charge, payable upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by Tenant provided such blanket policies expressly afford coverage to the Premises and to Tenant as required by this Lease.

12.   DAMAGE OR DESTRUCTION

12.1 Partial Damage-Insured. In the event the Premises or the Building are damaged by any casualty which is covered under fire and extended coverage insurance carried by Landlord, then Landlord shall restore such damage provided insurance proceeds are available to pay eighty percent (80%) of the cost of restoration, or if the restoration cannot be completed within sixty (60) days after the commencement of work in the opinion of the registered architect or engineer appointed by Landlord, then Landlord shall have the option either to (1) repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately abated as hereinabove provided, or (2) give notice to Tenant, at any time within thirty (30) days after such damage, terminating this Lease as of a date to be specified in such notice, which date shall be not less than thirty (30) not more than sixty (60) days after giving such notice. In the event of the giving of such notice, this Lease shall expire and all interest of Tenant in the Premises shall terminate on such date so specified in such notice and the rent, reduced by any proportionate reduction based upon the extent, if any, to which said damage interfered with the use and occupancy of Tenant, shall be paid to the date of such termination; Landlord agrees to refund to the Tenant any rent theretofore paid in advance for any period of time subsequent to such date.

12.2 Total Destruction. In the event the Premises are totally destroyed or the Premises cannot be restored as required herein under applicable laws and regulations, notwithstanding the availability of insurance proceeds, this Lease shall be terminated effective the date of the damage.

12.3 Damage Near End of the Term. Notwithstanding anything to the contrary contained in this Section 12, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the premises when the damage resulting from any casualty covered under this Section 12 occurs during the last twelve (12) months of the term of this Lease or any extension thereof.

12.4 Landlord's Obligations. The Landlord shall not be required to repair any injury or damage by fire or other cause or to make any restoration or replacement of any panelings, decorations, partitions, railings, floor covering, office fixtures or any other improvements or property installed in the Premises by Tenant or at the direct or indirect expense of Tenant. Tenant shall be required to restore or replace same in the event of damage. Except for abatement of rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration; nor shall Tenant have the right to terminate this Lease as the result of any statutory provision now or hereafter in effect pertaining to the damage and destruction of the Premises or the Building, except as expressly provided herein.

13.   CONDEMNATION

If all or any part of the Premises shall be taken or appropriated for public or quasi-public use by right of eminent domain with or without litigation or transferred by agreement in connection with such public or quasi-public use, either party hereto shall have the right at its option exercisable within thirty
(30) days of receipt of notice of such taking to terminate this Lease as of the date possession is taken by the condemning authority, provided, however, that before Tenant may terminate this Lease by reason of taking or appropriation as provided hereinabove, such taking or appropriation shall be of such an extent and nature as to substantially handicap, impede or impair Tenant's use of the Premises. If any part of the Building other then the Premises shall be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property and fixtures belonging to Tenant and/or for the interruption of or damage to Tenant's business and/or for Tenant's unamortized cost of leasehold improvements. In the event of a partial taking which does not result in a termination of this Lease, rent shall be abates in the proportion which the part of Premises so made unusable bears to the rented area of the

Premises immediately prior to the taking. No temporary taking of the Premises and/or of Tenant's rights therein or under this Lease shall terminate this Lease or give Tenant any right to any abatement of rent thereunder; any award made to Tenant and Landlord shall not be entitled to share therein.

14.   ASSIGNMENT AND SUBLETTING

14.1 Landlord's Consent Required. Tenant shall not assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the Premises or any part thereof, without the prior written consent of Landlord and any attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a breach of this Lease.

14.2 Reasonable Consent. If Tenant complies with the following conditions, Landlord shall not unreasonably withhold its consent to the subletting of the Premises or any portion thereof or the assignment of this Lease. Tenant shall submit in writing to Landlord (1) the name and legal composition of the proposed subtenant or assignee; (2) the nature of the business proposed to be carried on in the Premises which business shall be compatible, in the judgment of Landlord, with those businesses carried on in the Building; (3) the terms and provisions of the proposed sublease;
      (4) financial information showing income and net worth of the subtenant or assignee at least equal to the income and net worth of Tenant.

14.3 No Release of Tenant. No consent by Landlord to any assignment or subletting by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, assignment or subletting. The consent by Landlord to any assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord's express written consent to any other assignment or subletting. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment, subletting or other transfer. Consent to one assignment, subletting or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any other transfer.

14.4 Attorney's Fees. In the event Landlord shall consent to a sublease or assignment under this Section 14, Tenant shall pay Landlord's reasonable attorney's fees not to exceed $500.00 incurred in connection with giving such consent.

14.5 Assignment of Profit. In the event that the Premises or any part thereof are assigned or sublet by Tenant, Landlord shall be entitled to an amount equal to fifty percent (50%) of any and all additional consideration received or to be received by Tenant, including, without limitation, the gross difference between Tenant's rent hereunder and the rent to be paid by Tenant's assignee or subtenant.

15.   SUBORDINATION

15.1 Subordination. This Lease at Landlord's option shall be subject and subordinate to all ground or underlying leases which now exist or may hereafter be executed affecting the Premises or the land upon which the Premises are situated or both, and to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the land or improvements or either thereof, of which the Premises are a part, or on or against Landlord's interest or estate therein, or on or against any ground or underlying lease without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. Any mortgagee, trustee or ground lessor may elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust, or ground lease or the date of the recording thereof. Notwithstanding the above so long as the tenant is not in default of this lease, the lease will not be terminated as a result of any change in ownership, for any reason, of the leased premises.

15.2 Subordination Agreements. Tenant covenants and agrees to execute and deliver upon demand without charge therefore, such further instruments evidencing such subordination of this Lease to such ground or underlying leases and to the liens of any such mortgages or deeds of trust as may be required by Landlord. Tenant hereby appoints Landlord as Tenant's attorney-in-fact, irrevocably, to execute and deliver any such agreements, instruments, releases or other documents.

15.3 Quiet Enjoyment. Landlord covenants and agrees with Tenant that upon Tenant paying rent and other monetary sums due under the Lease, performing its covenants and conditions under the Lease, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises for the term, subject, however, to the terms of the Lease and of any of the aforesaid ground leases, mortgages or deeds of trust described above.

15.4 Attornment. In the event any proceedings are brought for default under ground or any underlying lease or in the event of foreclosure or the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease, provided said purchaser as the Landlord under this Lease, provided said purchaser expressly agrees in writing to be bound by the terms of the Lease.

16.   DEFAULT; REMEDIES

16.1 Default. The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

      (a) Any failure by Tenant to pay the rent or any other monetary sums required to be paid hereunder (where such failure continues for five
            (5) days after written notice by Landlord to Tenant);

      (b)   The abandonment or vacation of the Premises by Tenant;

      (c) A failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for twenty (20) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of the default is such that the same cannot reasonably be cured within said twenty (20) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion;

      (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); The appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty
            (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

16.2 Remedies. In the event of any such material default or breach by Tenant, Landlord may, at any time thereafter without limiting Landlord in the exercise of any right or remedy at law or in equity which Landlord may have by reason of such default or breach:

      (a) Maintain this Lease in full force and effect and recover the rent and other monetary charges as they become due, without terminating Tenant's right to possession irrespective of whether Tenant shall have abandoned the Premises. In the event Landlord elects not to terminate the Lease, Landlord shall have the right to attempt to re-let the Premises at such rent and upon such conditions and for such a term, and to do such acts necessary to maintain or preserve the Premises as Landlord deems reasonable and necessary without being deemed to have elected to terminate the Lease, including removal of all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. In the event any such re-letting occurs, this Lease shall terminate automatically upon the new Tenant taking possession of the Premises. Not withstanding that Landlord fails to elect to terminate the Lease initially, Landlord at any time during the term of this Lease may elect to terminate this Lease by virtue of such previous default of Tenant.

      (b) Terminate Tenant's right to possession by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including without limitation thereto, the following:

            (i) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

            (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that is proved could have been reasonable avoided; plus

            (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that is proved could be reasonably avoided; plus

            (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform his obligations under this Lease or which in the ordinary course of events would be likely to result therefrom; plus

            (v) At Landlord's election such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable State law.

Upon any such re-entry, Landlord shall have the right to make any reasonable repairs, alterations or modifications to the Premises, which Landlord in its sole discretion deems reasonable and necessary. As used in (i) above, the "worth at the time of award" is computed by allowing interest at the rate of ten percent (10%) per annum from the date of default. As used in (ii) and (iii) the "worth at the time of award" is computed by discounting such amount at the discount rate of the U.S. Federal Reserve Bank at the time of award plus one percent (1%). The term "rent", as used in this Section 16, shall be deemed to be and to mean the rent to be paid pursuant to Section 3 and all other monetary sums required to be paid by Tenant pursuant to the terms of this Lease.

16.3 Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

16.4 Default by Landlord. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

17.   MISCELLANEOUS

17.1  Estoppel Certificate.

      (a) Tenant shall at any time upon not less than ten (10) days prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing:

            (i) Certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and,]

            (ii) Acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

      (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant:

            (i) That this Lease is in full force and effect, without modification except as may be represented by Landlord;

            (ii)  That there are no uncured defaults in Landlord's performance;
                  and

            (iii) That not more than one month's rent has been paid in advance.

      (c) If Landlord desires to finance or refinance the Building, or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. Such statements shall include the past three years' financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.

17.2 Transfer of Landlord's Interest. In the event of a sale or conveyance by Landlord of Landlord's interest in the Premises or the Building other than a transfer for security purposes only, Landlord shall be relieved from and after the date specified in any notice of such transfer of all obligations and liabilities accruing thereafter on the part of Landlord, provided that any funds in the hands of Landlord at the time of transfer in which Tenant has an interest, shall be delivered to the successor of Landlord. This lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee provided all Landlord's obligations hereunder are assumed in writing by the transferee.

17.3  Captions; Attachments; Defined Terms.

      (a) The captions of the paragraphs of this Lease are for convenience only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any section of this Lease.

      (b) Exhibits attached hereto, and addendums and schedules initialed by the parties, are deemed by attachment to constitute part of this Lease and are incorporated herein.

      (c) The words "Landlord" and "Tenant", as used herein, shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine, and words in the masculine and feminine gender include the neuter. If there be more than one Landlord or Tenant, the obligations hereunder imposed upon Landlord or Tenant shall be joint and several; as to a Tenant which consists of husband and wife, the obligations shall extend individually to their sole and separate property as well as community property. The term "Landlord" shall mean only the owner or owners at the time in question of the fee title or a Tenant's interest in a ground lease of the land underlying the building. The obligations contained in this Lease to be performed by Landlord shall be binding on Landlord's successors and assigns only during their respective periods of ownership.

17.4 Entire Agreement. This instrument along with any exhibits and attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises and this Agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this Agreement.

17.5 Severability. If any term or provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law

17.6  Costs of Suit.

      (a) If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the successful party a reasonable sum for attorneys' fees which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

      (b) Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any person holding under or using the Premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such person, Tenant covenants to save and hold Landlord harmless from any judgment rendered against Landlord or the Premises or any part thereof, and all costs and expenses, including reasonable attorney's fees, incurred by Landlord in or in connection with such litigation.

17.7 Time; Joint and Several Liability. Time is of the essence of this Lease and each and every provision hereof, except as to the conditions relating to the delivery of possession of the Premises to Tenant. All the terms, covenants and conditions contained in this Lease to be performed by either party, if such party shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and nonexclusive of any other remedy at law or in equity.

17.8 Binding Effect; Choice of Law. The parties hereto agree that all provisions hereof are to be construed as both covenants and conditions as though the words importing such covenants and conditions were used in each separate paragraph hereof. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to Section 17.2, all of the provisions hereof shall bind and inure to the benefits of the parties hereto and their respective heirs, legal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California.

17.9 Waiver. No covenant, term or condition or breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver or breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. Acceptance by Landlord of any performance by Tenant after the same shall have become due shall not constitute a waiver by Landlord of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Landlord in writing.

17.10 Parking. Tenant is entitled to 9 exclusive parking spaces to be located along the south side of the parking lot. Tenant shall be responsible for marking and policing said spaces including towing. Signage shall be subject to Landlord's approval which is not to be unreasonably withheld.

17.11 Surrender of Premises. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of the Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of the Landlord, operate as an assignment to it of any such subleases or subtenancies.

17.12 Holding Over. If Tenant remains in possession of all or any part of the Premises after the expiration of the term hereof, with or without the express or implied consent of the Landlord, such tenancy shall be from month to month only and not a renewal hereof or any extension for any further term, and in such case, rent and other monetary sums due hereunder shall be payable in the amount and at the time specified in this Lease and such month to month tenancy shall be subject to every other term, covenant and agreement contained herein.

17.13 Signs.

      (a) Tenant shall not place or permit to be placed in or upon the Premises, where visible from outside Premises, or outside the Premises or any part of the Building any signs, notices, drapes, shutters, blinds, or displays of any type without the prior written consent of Landlord, which shall not be unreasonably withheld..

      (b) Landlord reserves the right in Landlord's sole discretion to place and locate on the roof, exterior of the Building, and in any area of the Building not leased to Tenant such signs, notices, displays and similar items as Landlord deems appropriate in the proper operation of the Building.

17.14 Interest on Past Due Obligations. Except as Expressly provided, any amount due to Landlord not paid when due shall bear interest at ten percent (10%) per annum from the due date. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

17.15 Rules and Regulations; Notice.

      (a) Tenant and Tenant's agents, servants, employees, visitors and licensees shall observe and comply fully and faithfully with all reasonable and non-discriminatory rules and regulations adopted by Landlord for the care, protection, cleanliness and operation of the Building and its Tenants including those annexed to this Lease as Exhibit B and any modification or addition thereto adopted by Landlord, provided Landlord shall give written notice thereof to Tenant. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any of said rules and regulations.

17.16 Notices. All notices or demands of any kind required or desired to be given by Landlord or Tenant hereunder shall be in writing and shall be deemed delivered forty-eight (48) hours after depositing the notice or demand in the United States mail, certified or registers, postage prepaid, addressed to the Landlord or Tenant respectively at the addresses set forth after their signature at the and of this Lease.

17.17 Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, and that this Lease, is binding upon said corporation in accordance with its terms. If Tenant is a corporation Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

17.18 Security Locks and Alarms. Tenant shall be allowed to install normal Banking Security.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the date and year first written above.

Landlord:  Southport Land & Commercial   Tenant:  North Valley Bank a California
           Company, Inc.                          Corporation



By: /s/ [ILLEGIBLE]                      By: /s/ [ILLEGIBLE]
    ----------------------------------       ----------------------------------
    President

Address:  155 Montgomery St. #504        Address:
          San Francisco, CA  94104

(If Landlord or Tenant is a corporation, the corporation seal must be affixed and the authorized officers must sign on behalf of the corporation. The Lease must be executed by the President or a Vice President and the Secretary or Assistant Secretary unless the Bylaws or a Resolution of the Board of Directors shall otherwise provide, in which event the Bylaws or a certified copy of the Resolution, as the case may be, must be furnished.)

THIS LEASE HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY WHO WILL REVISE THE DOCUMENT AND ASSIST YOU TO DETERMINE WHETHER YOUR LEGAL RIGHTS ARE ADEQUATELY PROTECTED.

                                   EXHIBIT "A"
                             101 NORTH STATE STREET
                                     SUITE A
                                UKIAH, CALIFORNIA



                                [GRAPHIC OMITTED]

                                    EXHIBIT B
           RULES AND REGULATIONS THAT CONSTITUTE A PART OF THE LEASE

1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or used for any purpose other than ingress and egress.

2. No awnings or any other projection shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises other than the Landlords' standard window coverings. All electric ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent, of a quality, type, design and bulb color approved by Landlord. Neither the interior nor exterior of any windows shall be coated, nor otherwise sun screened, without the written consent of the Landlord.

3. No sign, advertisement or notice shall be exhibited, painted or affixed by any Tenant on any part of the Premises or the Building, without the prior written consent of the Landlord, which shall not be unreasonably withheld. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred in such removal to the Tenant violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by the Landlord at the expense of such Tenant, and shall be of a size, color, and style acceptable to the Landlord. The directory tablet will be provided exclusively for the display of the name and location of Tenants only, and Landlord reserves the right to reasonably exclude any names therefrom. Nothing may be placed on the exterior or corridor walls or corridor doors other than the Landlord's standard lettering.

4. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into halls, passageways or other public places in the Building shall not be covered or obstructed by any Tenant, nor shall any bottles, parcel or other articles be placed on window sills.

5. The water wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be borne by the Tenant who, or whose servants, employees, agents, visitors, or licensees, shall have caused the same.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the Premises of the Building. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings shall be permitted, except with the prior written consent of the Landlord and as the Landlord may direct which shall not be unreasonably withheld.

7. No bicycles, vehicles, birds, or animals of any kind shall be brought into or kept in or about the Premises, and no cooking except by microwave oven, shall be done or permitted by any Tenant on the Premises, except that in the preparation of coffee, tea, hot chocolate and similar items for Tenants and their employees, provided power shall not exceed that amount which can be provided by a thirty amp circuit. No Tenant shall cause any unusual or objectionable odors to be produced or permeate the Premises.

8. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises for general office purposes. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

9. No Tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, phonograph, unusual noise or any other way. No Tenant shall throw anything out of doors, windows or skylights or down the passageways. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupant of the building by reason of odors or interfere in any way with other tenants or those having business therein.

10. No Tenant, nor any of Tenant's servants, employees, agents, visitors, or licensees, shall at any time bring or keep upon the Premises any hazardous, toxic, inflammable, combustible or explosive fluid, chemical, substance or gas.

11. No Tenant shall place any additional locks or bolts of any kind upon any of the doors or windows, nor shall any changes be made in existing locks or the mechanism thereof. Each Tenant must, upon the termination of his tenancy, restore to the Landlord all keys of stores, offices, and toilet rooms, either furnished to, or otherwise procured by, such Tenant and in the event of the loss of any keys so furnished, such tenant shall pay to the Landlord the cost of replacing the said keys or of changing the lock or locks and the making of keys if the Landlord shall deem it necessary to make such change.

12. All removals, or the carrying in or out of any safes, freight, furniture, or bulky matter of any description must take place during the hours that the Landlord may determine from time to time. The moving of safes or other fixtures or bulky matter of any kind must be made upon previous notice to the superintendent of the Building and under his supervision, and the persons employed by any Tenant for such work must be acceptable to the Landlord. The Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Building and to exclude from the Building all safes, freight or other bulky articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. The Landlord reserves the right to prescribe the weight and position of all safes, which must be placed upon supports approved by Landlord to distribute weight.

13. No Tenant shall purchase spring water, ice, towel, janitorial or maintenance from any company or persons not approved by the Landlord.

14. Landlord shall have the right to prohibit any advertising by any Tenant that, in the Landlord's opinion, tends to impair the reputation of the Building or its desirability as an office building. Upon written notice from Landlord any Tenant shall refrain from or discontinue such advertising.

15. Any persons employed by any Tenant to do janitorial work, shall, while in the Building and outside of the premises, be subject to and under the control and direction of the superintendent of the Building (but not as an agent or servant of said superintendent or of the Landlord), and Tenant shall be responsible for all acts of such persons. No such person shall be allowed in the building after regular building hours.

16. All doors opening onto public corridors shall be kept closed, except when in use for ingress and egress.

17. The requirements of Tenant will be attended to only upon application to the office of the building.

18. Canvassing, soliciting and peddling in the building are prohibited, and each Tenant shall cooperate to prevent the same.

19. All office equipment of any electrical or mechanical nature shall be placed by the Tenant in the Premises in settings approved by the Landlord, to absorb or prevent any vibration, noise or annoyance.

20. No air conditioning unit or other similar apparatus shall be installed or used by any Tenant, without the written consent of Landlord.

21. There shall not be used in any space, or in the public halls of the Building, either by any Tenant or others, any hand trucks, except those equipped with rubber tires and rubber side guards.

22. Landlord shall have the right, exercisable without notice or without liability to any Tenant, to change the name and address of the Building.

                              DISCLOSURE REGARDING
                        REAL ESTATE AGENCY RELATIONSHIPS
                         (As required by the Civil Code)
                                    (Leasing)

When you enter into a discussion with a real estate agent regarding a real estate transaction, you should from the outset understand what type of agency relationship or representation you with to have with the agent in the transaction.

LESSOR/LANDLORD'S AGENT

      A Lessor/Landlord's agent under a listing agreement with Lessor/Landlord acts as the agent for the Lessor/Landlord only. A Lessor/Landlord or a subagent of that agent has the following affirmative obligations:
      To the Lessor/Landlord:
            (a) A Fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessor/Landlord.

      To the Lessee/Tenant and the Lessor/Landlord:
            (a) Diligent exercise of reasonable skill and care in performance of the agent's duties.
            (b)   A duty of honest and fair dealing and good faith.
            (c) A duty to disclose all facts known to the agent materially affecting the value or desirability of property that are not known to or within the diligent attention and observation of, the parties.

      An agent is not obligated to reveal to either party any confidential information obtained from the other party which does not involve the affirmative duties set forth above.

LESSEE/TENANT'S AGENT

      A leasing agent can, with a Lessee/Tenant's consent, agree to act as agent for the Lessee/Tenant only in these situations, the agent is not the Lessor/Landlord's agent, even if by agreement the agent may receive compensation for services rendered either in full or in part from the Lessor/Landlord. An agent acting only for the Lessee/Tenant has only the following affirmative obligation.
      To the Lessee/Tenant:
            (a) A Fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessee/Tenant.

      To the Lessee/Tenant and the Lessor/Landlord:
            (a) Diligent exercise of reasonable skill and care in performance of the agent's duties.
            (b)   A duty of honest and fair dealing and good faith.
            (c) A duty to disclose all facts known to the agent materially affecting the value or desirability of property that are not known to or within the diligent attention and observation of, the parties.

      An agent is not obligated to reveal to either party any confidential information obtained from the other party which does not involve the affirmative duties set forth above.

AGENT REPRESENTING BOTH LESSOR/LANDLORD AND LESSEE/TENANT

      A real estate agent, either acting directly or through one or more associate licensees, can legally be the agent of both the Lessor/Landlord and the Lessee/Tenant in a transaction, but only with the knowledge and consent of both the Lessor/Landlord and the Lessee/Tenant.

      In dual agency situation, the agent has the following affirmative obligations to both the Lessor/Landlord and the Lessee/Tenant:
            (a) A Fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with either Lessor/Landlord or the Lessee/Tenant.
            (b) Other duties to the Lessor/Landlord and the Lessee/Tenant as stated above in their respective sections.

      In representing both Lessor/Landlord and Lessee/Tenant, the agent may not, without the express permission of the respective party, disclose to the other party that the Lessor/Landlord will accept a price less than the listing price or that the Lessee/Tenant will pay a price greater than the price offered.

The above duties of the agent in a real estate transaction do not relieve a Lessor/Landlord or a Lessee/Tenant from the responsibility to protect their own interests. You should carefully read all agreements to assure that they adequately express your understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional.

Throughout your real property transaction you may receive more than one disclosure form, depending upon the number of agents assisting in the transaction. The law requires each agent with whom you have more than a casual relationship to present you with this disclosure form. You should read its contents each time it is presented to you, considering the relationship between you and the real estate agent in your specific transaction.

This disclosure form includes the provisions of article 2.5 (commencing with Section 2373) of Chapter 2 of Title 9 of Part 4 of Division 3 of the Civil Code, and a Confirmation of Real Estate Agency Relationships form attached hereto. Read them carefully.

I/WE ACKNOWLEDGE RECEIPT OF A COPY OF THIS DISCLOSURE.


LESSOR LANDLORD/LESSEE TENANT__________________Date__________Time__________AM/PM


LESSOR LANDLORD/LESSEE TENANT__________________Date__________Time__________AM/PM


AGENT__________________________By:_______________________Date___________________
         (Please Print)          (Associate Licensee or
                                    Broker Signature)

A REAL ESTATE BROKER IS QUALIFIED TO ADVISE ON REAL ESTATE. IF YOU DESIRE LEGAL ADVISE, CONSULT YOUR ATTORNEY.

                                   Page 1 of 5
                                  (Disclosure)

                              DISCLOSURE REGARDING
                        REAL ESTATE AGENCY RELATIONSHIPS
                         (As required by the Civil Code)
                                     (Sales)

When you enter into a discussion with a real estate agent regarding a real estate transaction, you should from the outset understand what type if agency relationship or representation you with to have with the agent in the transaction.

SELLER'S AGENT

      A Seller's agent under a listing agreement with Seller acts as the agent for the Seller only. A Seller's agent or a subagent of that agent has the following affirmative obligations:
      To the Seller:
            (a) A Fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Seller.

      To the Buyer and the Seller:
            (a) Diligent exercise of reasonable skill and care in performance of the agent's duties.
            (b)   A duty of honest and fair dealing and good faith.
            (c) A duty to disclose all facts known to the agent materially affecting the value or desirability of property that are not known to or within the diligent attention and observation of, the parties.

      An agent is not obligated to reveal to either party any confidential information obtained from the other party which does not involve the affirmative duties set forth above.

BUYER'S AGENT

      A leasing agent can, with a Buyer's consent, agree to act as agent for the Buyer only in these situations, the agent is not the Seller's agent, even if by agreement the agent may receive compensation for services rendered wither in full or in part from the Seller. An agent acting only for the Buyer has only the following affirmative obligation.
      To the Buyer:
            (a) A Fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Buyer.

      To the Buyer and the Seller:
            (a) Diligent exercise of reasonable skill and care in performance of the agent's duties.
            (b)   A duty of honest and fair dealing and good faith.
            (c) A duty to disclose all facts known to the agent materially affecting the value or desirability of property that are not known to or within the diligent attention and observation of, the parties.

      An agent is not obligated to reveal to either party any confidential information obtained from the other party which does not involve the affirmative duties set forth above.

AGENT REPRESENTING BOTH SELLER AND BUYER

      A real estate agent, either acting directly or through one or more associate licenses, can legally be the agent of both the Seller and the Buyer in a transaction, but only with the knowledge and consent of both the Seller and the Buyer.

      In dual agency situation, the agent has the following affirmative obligations to both the Seller and the Buyer:
            (a)   A Fiduciary duty of utmost care, integrity, honesty, and
                  loyalty in dealings with either Seller or the Buyer.
            (b)   Other duties to the Seller and the Buyer as stated above in their respective sections.

      In representing both Seller and Buyer, the agent may not, without the express permission of the respective party, disclose to the other party that the Seller will accept a price less than the listing price or that the Buyer will pay a price greater than the price offered.

The above duties of the agent in a real estate transaction do not relieve a Seller or a Buyer from the responsibility to protect their own interests. You should carefully read all agreements to assure that they adequately express your understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional.

Throughout your real property transaction you may receive more than one disclosure form, depending upon the number of agents assisting in the transaction. The law requires each agent with whom you have more than a casual relationship to present you with this disclosure form. You should read its contents each time it is presented to you, considering the relationship between you and the real estate agent in you specific transaction.

This closure form includes the provisions of article 2.5 (commencing with Section 2373) of Chapter 2 of Title 9 of Part 4 of Division 3 of the Civil Code, and a Confirmation of Real Estate Agency Relationships form attached hereto. Read them carefully.


I/WE ACKNOWLEDGE RECEIPT OF A COPY OF THIS DISCLOSURE.


BUYER/SELLER___________________________________Date__________Time__________AM/PM


BUYER/SELLER___________________________________Date__________Time__________AM/PM


AGENT__________________________By:_______________________Date___________________
         (Please Print)          (Associate Licensee or
                                    Broker Signature)

A REAL ESTATE BROKER IS QUALIFIED TO ADVISE ON REAL ESTATE. IF YOU DESIRE LEGAL ADVISE, CONSULT YOUR ATTORNEY.

                                   Page 2 of 5
                                  (Disclosure)

         CHAPTER 2 OF TITLE 9 OF PART 4 OF DIVISION 3 OF THE CIVIL CODE

Article 25.  Agency Relationships in the Residential Real Property Transactions.

2373 As used in this article the following terms have the following meanings:

         (a) Agent means a person acting under the provisions of this title in a real property transaction and includes a person who is licensed as a real estate broker under Chapter 3 (commencing with Section 10130) of
         Part 1 of Division 4 of the Business & Professions Code and under whose license a listing is executed or an offer to purchase is obtained.

         (b) Associate licensee means a person who is licensed as a real estate broker or salesperson under Chapter 3 (commencing with Section 10130) of Part 1 of Division 4 of the Business & Professions Code and who is either licensed under a broker or has entered into a written contract with a broker to act as the broker's agent in connection with acts requiring a real estate license and to function under the broker's supervision in the capacity of an associate licensee.

         The agent in the real property transaction bears responsibility for his or her associate licensees who perform as agents of the agent. When an associate licensee owes a duty to any principal, or to any buyer or seller who in not a principal, in a real property transaction, that duty is equivalent to the duty owed to that party by the broker for whom the associate licensee functions.

         (c) Buyer means a transferee in a real property transaction and includes a person who executes an offer to purchase real property from a seller through an agent or who seeks the services of an agent in more than a casual, transitory, or preliminary manner, with the object of entering into a real property transaction. Buyer includes vendee or lessee.

         (d) Dual agent means an agent acting, either directly or through an associate licensee, as agent for both the seller and the buyer in a real property transaction.

         (e) Listing agreement means a contract between an owner of real property and an agent, by which the agent has been authorized to sell the real property or to find or obtain a buyer.

         (f) Listing agent means a person who has obtained a listing of real property to act as an agent for compensation.

         (g) Listing price is the amount expressed in dollars specified in the listing for which the seller is willing to sell real property through the listing agent.

         (h) Offering price is the amount expressed in dollars specified in an offer to purchase for which the buyer is willing to buy the real property.

         (i) Offer to purchase means a written contract executed by a buyer acting through a selling agent which becomes the contract for the sale of the real property upon acceptance by the seller.

         (j)   Real Property means any estate specified by subdivision (1) or
         (2) of Section 761 in property which constitutes or is improved with one to four dwelling units, any leasehold in this type of property exceeding one year's duration, and mobilehomes, when offered for sale or sold through an agent pursuant to the authority contained in Section 10131.6 of the Business & Professions Code.

         (k) Real Property transaction means a transaction for the sale of real property in which an agent is employed by one or more of the principals to act in that transaction, and includes a listing or an offer to purchase.

         (l) Sell, sale, or sold refers to a transaction for the transfer of real property from the seller to the buyer, and includes exchanges of real property between the seller and buyer, transactions for the creation of a real property sales contract within the meaning of
         Section 2965 and transactions for the creation of a leasehold exceeding one year's duration.

         (m) Seller means the transferor in a real property transaction, and includes an owner who lists real property with an agent whether or not a transfer results, or who receives an offer to purchase real property of which he or she is owner from an agent on behalf of another. Seller includes both a vendor and a lessor.

         (n) Selling agent means a listing agent who acts alone, or an agent who acts in cooperation with a listing agent and who sells or finds and obtains a buyer for the real property, or an agent who locates property for a buyer for the property for which no listing exists and presents an offer to purchase to the seller.

         (o) Subagent means a person to whom an agent delegates agency powers as provided in Article 5 (commencing with Section of 2349) of Chapter
         1. However, subagent does not include an associate licensee who is acting under the supervision of an agent in a real property transaction.

2374 Listing agents and selling agents shall provide the seller and buyer in a real property transaction with a copy of the disclosure form specified in Section 2375, and, except as provided in subdivision (c), shall obtain a signed acknowledgment of receipt from that seller and buyer, except as provided in this section of Section 2375.5, as follows:

         (a) The listing agent, if any, shall provide the disclosure form to the seller prior to entering into the listing agreement.

         (b) The selling agent shall provide the disclosure form to the seller as soon as possible prior to presenting the seller with an offer to purchase, unless the selling agent previously provided the seller with a copy of the disclosure form pursuant to subdivision (a).

         (c) Where the selling agent does not deal on a face-to-face basis with the seller, the disclosure form prepared by the selling agent may be furnished to the seller (and acknowledgment of receipt obtained for the selling agent from the seller) by the listing agent, or the selling agent may deliver the disclosure form by certified mail addressed to the seller at his or her last known address, in which case no signed acknowledgment of receipt is required.

         (d) The selling agent shall provide the disclosure form to the buyer as soon as practicable prior to execution of the buyer's offer to purchase, except that if the offer to purchase is not prepared by the selling agent, the selling agent shall present the disclosure form to the buyer not later than the next business day after the selling agent receives the offer to purchase from the buyer.

2374.5 In any circumstance in which the seller or buyer refuses to sign an acknowledgment of receipt pursuant to Section 2374 the agent, or an associate licensee acting for an agent, shall set forth, sign and date a written declaration of the facts of the refusal.

                                   Page 3 of 5
                                  (Disclosure)

2375.5   (a)   As soon as practicable, the selling agent shall disclose to the buyer and seller whether the selling agent is acting in the real property transaction exclusively as the buyer's agent, exclusively as the seller's agent, or as a dual agent representing both the buyer and the seller and this relationship shall be confirmed in the contract to purchase and sell real property or in a separate writing executed or acknowledged by the seller and buyer and the selling agent prior to or coinciding with execution of that contract by the buyer and the seller, respectively.

         (b) As soon as practicable, the listing agent shall disclose to the seller whether the listing agent is acting in the real property transaction exclusively as the seller's agent, or as a dual agent representing both the buyer and seller and the relationship shall be confirmed in the contract to purchase and sell real property or in a separate writing executed or acknowledged by the seller and the listing agent prior to or coinciding with the execution of that contract by the seller.

         (c) The confirmation required by subdivisions (a) and (b) shall be in the following form:

_______________________is the agent of (check one) ______________________is the agent of (check one)
(Name of Listing Agent)                            (Name of Selling Agent if not the Listing Agent)

( ) The seller exclusively, or                     ( ) the buyer exclusively, or
( ) both the buyer and the seller.                 ( ) the seller exclusively, or
                                                   ( ) both the buyer and the seller.

         (d) The disclosures and confirmation required by this section shall be in addition to the disclosure required by Section 2374.

2376 No selling agent in a real property transaction may act as an agent for the buyer only when the selling agent is also acting as the listing agent in the transaction.

2377 The payment of compensation or the obligation to pay compensation to an agent by the seller or buyer is not necessarily determined of a particular agency relationship between an agent and the seller or buyer. A listing agent and a selling agent may agree to share any compensation or commission paid or any right to any compensation or commission for which an obligation arises as the result of a real estate transaction and the terms of any such agreement shall not necessarily be determinative of a particular relationship.

2378 Nothing in this article prevents an agent from selecting as a condition of the agent's employment, a specific form of agency relationship not specifically prohibited by this article if the requirements of Section 2374 and Section 2375.5 are complied with.

2379 A dual agent shall not disclose to the buyer that the seller is willing to sell the property at a price less than the listing price, without the express written consent of the seller. A dual agent shall not disclose to the seller that the buyer is willing to pay a price greater than the offering price, without the express written consent of the buyer.

         This section does not alter in any way the duty or responsibility of a dual agent to any principal with respect to confidential information other than price.

2380 Nothing in this article precludes a listing agent from also being a selling agent, and the combination of these functions in one agent does not, of itself, make that agent a dual agent.

2381 A contract between the principal and agent may be modified or altered to change the agency relationship at any time before the performance of the act which is the object of the agency with the written consent of the parties to the agency relationship.

2382 Nothing in this article shall be construed to either diminish the duty of disclosure owed buyers and sellers by agents and their associate licensees, subagents, and employees from liability for their conduct in connection with acts governed by this article or for any breach of a fiduciary duty or a duty of disclosure.

                                   Page 4 of 5
                                  (Disclosure)

                                  CONFIRMATION
                        REAL ESTATE AGENCY RELATIONSHIPS
                         (As required by the Civil Code)

Subject Property Address:     101A NORTH STATE STREET, UKIAH, CALIFORNIA
                         -------------------------------------------------------

The following agency relationship(s) is/are hereby confirmed for this transaction:


Lee Kraemer, Real Estate Broker is the agent of (check one)                                is the agent of (check one)
-------------------------------                             ------------------------------
(Name of Listing Agent)                                    (Name of Leasing Agent if not the Listing Agent)

( ) The Lessor/Landlord exclusively, or                    ( ) the Lessee/Tenant exclusively, or
(X) both the Lessee/Tenant and the Lessor/Landlord.        ( ) the Lessor/Landlord exclusively, or
                                                           ( ) both the Lessee/Tenant and the Lessor/Landlord.

I/WE ACKNOWLEDGE RECEIPT OF A COPY OF THIS CONFIRMATION.


Lessor/Landlord_______________Date_______Lessee/Tenant [illegible] Date 11/15/04


Lessor/Landlord_______________Date_______Lessee/Tenant_____________Date_________


Listing Agent: Lee Kraemer, Real Estate Broker  By___________________Date_______


Listing Agent_________________________________  By___________________Date_______

                                   Page 5 of 5
                                  (Disclosure)